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                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Annual Report on Form 10-K of Cousins Properties Incorporated (the "Corporation") for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Executive Vice President and Chief Financial Officer of the Corporation, certifies that to his knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

      /s/ James A. Fleming
----------------------------------------------------
James A. Fleming
Executive Vice President and Chief Financial Officer
March 23, 2005

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Cousins Properties Incorporated and will be retained by Cousins Properties Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.